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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  April 27, 2001


                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
             (Exact name of registrant as specified in its charter)


          Colorado                                           0-21736                       84-1158484
-------------------------------                      -----------------------             ---------------
(State or other jurisdiction of                      (Commission File Number)           (I.R.S. Employer
incorporation or organization)                                                         Identification No.)



         240 Main Street
         Post Office Box 21
        Black Hawk, Colorado                                                                    80422
---------------------------------------                                                      ----------
(Address of principal executive offices)                                                     (Zip Code)



Registrant's telephone number, including area code:               (303) 582-1117


                                    No Change
       Former name or former address if changed since date of last filing

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Item 5.           Other Events.

         On April 27, 2001, the registrant announced that it had entered into a merger agreement with Gameco, Inc., an entity controlled by Jeffrey P. Jacobs, Chairman and Chief Executive Officer of the registrant. See the press release dated April 27, 2001 attached hereto as an exhibit for more details.

Item 7.           Financial Statements and Exhibits.

(a)               Financial Statements               None

(b)               Exhibits.  The following exhibit is filed herewith:

                  Number            Description
                  01-8K.5           Press release dated April 27, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BLACK HAWK GAMING & DEVELOPMENT
                                        COMPANY, INC.



                                        By:  /s/ Stephen R. Roark
                                             ----------------------------------
                                             Stephen R. Roark, President

Date:  April 30, 2001


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                                  EXHIBIT INDEX

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
Number            Description
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
01-8K.5           Press release dated April 27, 2001
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